                                                                                                              Exhibit 10(a)

As of February 22, 2003

Louis M. Meisinger
Stafford Road
Thousand Oaks, CA

Dear Lou:

This letter  reflects  the terms of an  agreement  ("Agreement")  between you and The Walt Disney  Company  ("Company")  to retain your services pursuant to the following terms:

1.       You shall provide to Company,  on a nonexclusive basis, up to twenty (20) hours of legal services per month during the term  hereof,  as and to the extent  requested by Company from time to time.  In addition,  you shall  provide such further legal  services  hereunder as may be agreed upon by the parties from time to time. You agree that you will be available during normal working hours to render the services required of you hereunder.

2.       As consideration  for your services  hereunder during the term of this Agreement,  Company shall pay you a monthly retainer fee of $18,750 for each calendar month during the term hereof (it being  understood that the retainer fee for any partial  month  hereunder  shall be paid as provided  in  paragraph 7  hereof).  Such  retainer  fee shall constitute  payment in full for the first twenty (20) hours of work  provided by you during each month  hereunder.
         Any services  provided by you in excess of twenty (20) hours in any one month shall be paid at the  standard  rate then charged by you to your other  comparable  clients for legal  services,  subject to any discount that is being made  available by your firm,  Sheppard,  Mullin,  Richter & Hampton LLP, to Company.  The foregoing  retainer fee shall be paid within ten (10)  business  days  following  the  completion  of each month  during the term  hereof.
         Compensation  for services in excess of the retainer fee shall be paid within  forty-five  (45) days of billing by you. You shall not be entitled to any other  compensation  for services  hereunder,  provided that nothing  herein shall affect your right to receive certain expense reimbursements as set forth in paragraph 6 hereof.

3.       The term of this Agreement  shall  commence on  February 22,  2003, and shall expire on February 28, 2005,  unless earlier terminated as hereinafter provided.

Louis M. Meisinger
February 22, 2003

4.       Company shall have the right to terminate this Agreement  before the expiration of its term: (i)  immediately,  in the event that you violate any of the terms or  provisions  of  paragraph 5 hereof,  and (ii) upon ten days' prior written notice to you of your failure to perform any of the services  required of you hereunder or in the event of any other  material  breach hereof by you. In the event of such early  termination  of this  Agreement by Company,
         Company shall pay you only for your services  rendered through the date of termination  (determined,  with respect to any partial month, in the same manner as provided in paragraph 7  hereof).  Company's rights of termination set forth above are subject to your right to cure promptly any breach reasonably deemed curable by Company.

5.       Neither  you nor any law firm or other  entity  with  which  you are  associated  in any way shall  provide  legal services,  directly or indirectly,  to any third party if the provision of such services would violate  applicable rules of professional  conduct  applicable to lawyers regarding  conflicts of interests or potential  conflicts of interest.

6.       Subject to Compan's then current  policies  regarding  reimbursement  of business and travel  expenses to outside counsel,  Company shall  reimburse you for reasonable and actual  documented  business  expenses  incurred for the benefit of the Company  and its  affiliates  in the course of your  engagement  hereunder.  Expense  invoices  and supporting  documentation  satisfactory  to Company shall be submitted on a monthly basis with respect to expenses incurred during the preceding month.

7.       The monthly  retainer fee payable  hereunder in respect of the first partial month hereunder  (i.e.,  February 22,
         2003  through  February  28,  2003) and any other  partial  month  hereunder  shall be equal to the greater of the following two products:  (i) the amount of the retainer fee for a full calendar  month as provided in  paragraph 2 hereof  multiplied  by a fraction  the  numerator of which is the number of days in the partial  month (i.e.,  the number of days that this  Agreement is in effect  during the full  calendar  month within which the partial  month falls)  and the  denominator  of which is the  total  number  of days in such full  calendar  month,  and (ii) the retainer fee for a full calendar  month as provided in paragraph 2  hereof  multiplied by a fraction the numerator of which is the number of hours  (excluding  any hours in excess of 20) worked by you during the partial  month in question and the denominator of which is 20.

8.       You shall  acquire no right to use,  and shall not use,  the name of Company  or any of its  affiliated  companies
         (either alone or in conjunction with or as a part of any other word or name) or any fanciful  characters,  designs or  intellectual  property  of  Company or any of its  affiliated  companies,  in any  advertising,  publicity  or promotion  of, or to express or to imply any  endorsement  of,  your  services or in any other  manner  whatsoever
         (whether or not similar to the uses hereinabove specifically prohibited).

9.       You  understand  and agree that you are acting as an  independent  contractor in the  performance of your services hereunder,  and  nothing  herein  contained  shall be deemed to create  an  employment  relationship  or an agency relationship  between you and Company. In light of your independent  contractor status, you further understand and agree that you shall in no event be entitled to participate  in, or to receive any benefits from, any of Company's benefit or welfare plans in respect of your  services  hereunder.  Company shall have no obligation  whatsoever to compensate  you on account of any  damages or  injuries  that you may  sustain as a result or in the course of the performance of your services  hereunder,  except for any damages or injuries sustained by you that result from any negligence  by  Company or any of its  affiliated  companies.  Further,  you shall be solely  responsible  for the payment of all foreign,  Federal, state and local income taxes, social security taxes, foreign, Federal, state and local unemployment  insurance and similar taxes, and all other assessments,  taxes,  contributions or sums payable with respect to you as a result of or in connection  with the services  performed by you hereunder,  and you shall file all returns and reports  with  respect to any of the  foregoing.  You  represent to Company that neither your execution  of this  Agreement  nor your  performance  of your  duties  hereunder  conflicts  with any  contractual commitment on your part to any third party or violates or interferes  with any rights of any third party.  Nothing contained herein shall prejudice,  limit or otherwise modify any  unconditionally  accrued and/or vested rights of yours arising out of your prior employment by Company, which employment terminated on February 21, 2003.

Louis M. Meisinger
February 22, 2003

10.      This  Agreement is for the personal  services of you and may not be assigned by you, nor shall it be assignable by operation of law,  without the prior written  consent of Company,  which consent may be withheld in Company's sole discretion.  This  Agreement  constitutes  the entire  agreement of the parties with respect to the subject matter hereof,  supersedes all prior or  contemporaneous  agreements  and  statements,  whether  written or oral and this
         Agreement may not be amended, and no right may be waived by either party hereunder,  except by a writing signed by both parties  hereto.  Any notice,  of  termination  or otherwise,  of this  Agreement by either party shall be in writing and, unless a later effective time is set forth therein,  shall be effective three (3) days after the date of deposit thereof in the U.S. mail,  registered or certified mail,  addressed as provided below, or, if otherwise delivered, upon receipt thereof by the other party hereto:

                  To Company:               500 South Buena Vista Street
                                            Burbank, California  91521-0922
                                            Attn:  Alan N. Braverman
                                            Executive Vice President and General Counsel

                  To you:                   at the address shown for you on the first page hereof

                                            or

                                            c/o Sheppard, Mullin, Richter & Hampton LLP
                                            333 South Hope Street
                                            Los Angeles, CA  90071-1448

         Nothing  herein  contained  shall be  construed  so as to require the  commission  of any act contrary to law, and wherever  there is any conflict  between any provision of this Agreement and any present or future  statute,  law, ordinance or  regulation,  the latter shall prevail,  but in such event the provision of this  Agreement  affected shall be  curtailed  and  limited  only to the  extent  necessary  to bring it  within  legal  requirements.  This
         Agreement shall be governed by the laws of the State of California.

                                                     THE WALT DISNEY COMPANY

                                                     By:      /s/ Alan N. Braverman
                                                     Name:    Alan N. Braverman
                                                     Title:   Executive Vice President and General Counsel
                                                     Date:    February 21, 2003

                                                     By:      /s/ Louis M. Meisinger
                                                              Louis M. Meisinger
                                                     Date:    February 21, 2003